EXHIBIT 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. (the “Company”), does hereby certify to such officer’s knowledge that:

The annual report on Form 20-F for the year ended December 31, 2017  (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Dated: April 30, 2018	By:	/s/ Porfirio González Álvarez

	Name:	Porfirio González Álvarez

	Title:	Chief Executive Officer

Dated: April 30, 2018	By:	/s/ Ruffo Pérez Pliego del Castillo

	Name:	Ruffo Pérez Pliego del Castillo

	Title:	Chief Financial Officer